Financial Expense, Net - Schedule of Financial Expense, Net (Details) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Dec. 31, 2019	Dec. 31, 2018
Financial Income:
Interest income			$ 160	$ 31
Gain on derivatives			414	134
Dividends on marketable securities			97	4
Total Financial Income			671	169
Financial Expense:
Interest expense			(1,073)	(585)
Loss on derivatives			(37)
Total Financial Expense			(1,110)	(585)
Financial expense, net	$ (41)	$ 70	$ (439)	$ (416)